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                                                                  Exhibit 10.17



PROMISSORY NOTE


 $51,690.56                                           BALTIMORE, MARYLAND
                                                  as of December 31, 1998


     WITHIN THREE YEARS, the undersigned promise to pay to the order of Chapman Holdings, Inc., Fifty-one thousand six hundred ninety dollars and fifty-six cents ($51,690.56), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 4.33% per annum.



                                                  /s/ NATHAN A. CHAPMAN, JR.
                                                  -----------------------------
                                                  Nathan A. Chapman, Jr.